UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34626

Maryland	58-2328421
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5565 Glenridge Connector Ste. 450

Atlanta, GA 30342

(Address of principal executive offices, including zip code)

770-418-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 6, 2024, Piedmont Operating Partnership, LP, a subsidiary of Piedmont Office Realty Trust, Inc. (the “Registrant”), entered into amendments to the agreements governing its $200 million unsecured 2024 term loan, its $250 million unsecured 2018 term loan and its $600 million unsecured 2022 line of credit. These amendments conformed certain terms of the $250 million unsecured 2018 term loan and the $600 million unsecured 2022 line of credit to the terms of the $200 million unsecured 2024 term loan and amended the terms of each agreement to permit the issuance of certain common categories of customary permitted indebtedness.

The foregoing does not purport to be a complete description of the terms of the amendments to the $200 million unsecured 2024 term loan, the $250 million unsecured 2018 term loan and the $600 million unsecured 2022 line of credit. The foregoing is qualified in its entirety by reference to the text of the various amendments which are attached as Exhibits 10.1, 10.2 and 10.3 hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Second Amended and Restated 2007 Omnibus Incentive Plan

On May 7, 2024, the Registrant’s stockholders approved amendments to the Piedmont Office Realty Trust, Inc. Second Amended and Restated 2007 Omnibus Incentive Plan (as amended, the “Amended Incentive Plan”). These amendments were authorized and approved by the Registrant’s Board of Directors (the “Board”) on March 12, 2024 and April 9, 2024, subject in each case to approval by the Registrant’s stockholders at the Registrant’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The Amended Incentive Plan amends the Registrant’s existing Second Amended and Restated 2007 Omnibus Incentive Plan (the “Prior Plan”) to, among other things, (i) increase the number of shares of common stock available for issuance by 5,000,000 shares from 8,666,667 to 13,666,667, (ii) add a minimum holding period requirement and minimum vesting period requirement with respect to incentive awards under the Amended Incentive Plan; and (iii) make certain other amendments to the Prior Plan.

The foregoing description of the terms and conditions of the Amended Incentive Plan is qualified in its entirety by reference to the terms and conditions of the Amended Incentive Plan, with copies of the amendments made to the Prior Plan filed as Exhibits 10.4 and 10.5 hereto and incorporated herein by reference.

Certain Board Changes

The information included in Item 8.01 is included herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2024, the Registrant held its 2024 Annual Meeting virtually. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

The following matters were submitted to a vote of the stockholders:

The Registrant’s stockholders elected the following individuals to its board of directors for one-year terms expiring in 2025:

Name	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non- Votes
Kelly H. Barrett	88,536,934	3,627,895	163,414	11,626,110
Glenn G. Cohen	91,248,211	910,193	169,528	11,626,110
Venkatesh S. Durvasula	91,632,362	415,806	279,540	11,626,110
Mary M. Hager	91,384,578	673,526	270,140	11,626,110

Barbara B. Lang	90,179,170	1,974,896	174,177	11,626,110
C. Brent Smith	91,749,824	404,700	173,719	11,626,110
Dale H. Taysom	91,811,677	343,599	172,967	11,626,110

The Registrant’s stockholders voted to ratify the appointment of Deloitte and Touche, LLP, as independent registered public accountants for the fiscal year ended December 31, 2024, as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
100,952,463	2,808,111	193,468

The Registrant’s stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
84,674,924	6,139,053	1,514,266	11,626,110

Finally, the Registrant’s stockholders voted to approve amendments to the Prior Plan as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
86,167,471	5,845,316	315,456	11,626,110

Item 8.01.	Other Events.

On May 7, 2024, the Board appointed Kelly H. Barrett as Chair of the Board of Directors. Additionally, Mr. Frank McDowell, former Chair of the Board of Directors, and Mr. Jeffrey L. Swope, Chair of the Capital Committee retired from the Board of Directors at the 2024 Annual Meeting. Dale H. Taysom will serve as Chair of the Capital Committee beginning on May 7, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Amendment No. 1 to Term Loan Agreement, dated May 6, 2024, by and among Piedmont Operating Partnership, LP, as Borrower, Piedmont Office Realty Trust, Inc., as Parent, Truist Bank, as Agent, and the other financial institutions signatory thereto, as Lenders.

10.2	Amendment No. 4 to Term Loan Agreement, dated May 6, 2024, by and among Piedmont Operating Partnership, LP, as Borrower, Piedmont Office Realty Trust, Inc., as Parent, U.S. Bank National Association, as Agent, and the other financial institutions signatory thereto, as Lenders.

10.3	Amendment No. 1 to Amended and Restated Revolving Credit Agreement, dated May 6, 2024, by and among Piedmont Operating Partnership, LP, as Borrower, Piedmont Office Realty Trust, Inc., as Parent, JPMorgan Chase Bank, N.A., as Agent, and the other financial institutions signatory thereto, as Lenders.

10.4	Amendment No. 1 to the Second Amended and Restated 2007 Omnibus Incentive Plan (incorporated by reference to Appendix A of Registrant’s Proxy Statement filed with the Commission on March 14, 2024).

10.5	Amendment No. 2 to the Second Amended and Restated 2007 Omnibus Incentive Plan (incorporated by reference to Appendix A of Registrant’s Supplement to Proxy Statement filed with the Commission on April 10, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Date: May 7, 2024	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President